Exhibit 99.1

Grove Collaborative Announces Principals Agree to Backstop SPAC Business Combination With Virgin Group Acquisition Corp. II

● New $50 million backstop designed to provide additional liquidity for the pro forma company to pursue growth

● $27.5 million investment in Grove at signing

● $22.5 million backstop commitment to help offset the impact of potential shareholder redemptions

SAN FRANCISCO, CA — April 4, 2022 — Grove Collaborative, Inc. (“Grove” or “the Company”), a certified B Corp™ and leading sustainable consumer products company, today announced a new redemption backstop subscription agreement related to its previously announced proposed business combination agreement (the “Agreement and Plan of Merger”) with Virgin Group Acquisition Corp. II (“VGII”) (NYSE: VGII), a publicly-traded special purpose acquisition company (“SPAC”) sponsored by Virgin Group. These additional elements increase deal certainty and ensure additional funding for the pro forma company.

John Repogle, Grove’s Board Chairman, said, “The backstop agreement underpins Virgin's commitment to the Company and provides greater transaction certainty for the strategic business combination of Grove and VGII. The pro forma company will be in a strong position to pursue its mission to transform the consumer products industry.”

Evan Lovell, Chief Investment Officer of Virgin Group, said, “This agreement affirms our commitment to the success of Grove, its mission, and its future as a publicly traded entity. Grove has tremendous opportunities for growth both domestically and internationally and a world class management team. We look forward to seeing the company continue its track record of product innovation and commitment to transform the consumer products industry into a force for human and environmental good.”

Grove’s CEO and Co-Founder, Stuart Landesberg, added, "We are thrilled to deepen our partnership with Virgin and strengthen our balance sheet. This commitment will help our business combination succeed even in a volatile market. We plan to use the capital to continue our mission to transform the industry to address the urgent environmental issues of our time by bringing effective, consumer-centric zero waste products to families across the country."

Entry Into Subscription Agreement

On March 31, 2022, Grove entered into a Subscription Agreement (the “Subscription Agreement”) with VGII and Corvina Holdings, Limited (“Corvina”), an affiliate of the sponsor of VGII, pursuant to which Corvina has subscribed for and purchased from Grove shares of common stock for a purchase price of $27,500,000, which transaction closed on March 31, 2022. Under the Subscription Agreement, Corvina has also agreed to subscribe for and purchase, if applicable, shares of Class A common stock of the combined public company for a purchase price of up to $22,500,000 concurrently with the closing of the transaction in the event of potential redemptions by VGAC II stockholders. In exchange for these agreements, Grove has agreed to waive the minimum cash condition in the Agreement and Plan of Merger upon receipt of the backstop investment from Corvina, if any.

Amendment of the Agreement and Plan of Merger

In connection with the Subscription Agreement, Grove and VGII have also entered into an Amended and Restated Agreement and Plan of Merger to, among other things, address the treatment of the shares of Grove common stock acquired by Corvina and preserve the expected tax treatment of the business combination notwithstanding the backstop commitment.

The business combination transaction is subject to approval by VGII's shareholders and other customary closing conditions.

About Grove Collaborative

Launched in 2016 as a Certified B Corp, Grove Collaborative is transforming consumer products into a positive force for human and environmental good. Driven by the belief that sustainability is the only future, Grove creates and curates over 150 high-performing eco-friendly brands of household cleaning, personal care, laundry, clean beauty, baby and pet care products serving millions of households across the U.S. each year. With a flexible monthly delivery model and access to knowledgeable Grove Guides, Grove makes it easy for everyone to build sustainable routines.

Every product Grove offers — from its flagship brand of sustainably powerful home care essentials, Grove Co., plastic-free, vegan personal care line, Peach Not Plastic, and zero-waste pet care brand, Good Fur, to its exceptional third-party brands — has been thoroughly vetted against strict standards to be uncompromisingly healthy, beautifully effective, ethically produced and cruelty-free. Grove Collaborative is a public benefit corporation on a mission to move Beyond Plastic™ and in 2021, entered physical retail for the first time at Target stores nationwide, making sustainable home care products even more accessible. Grove is the first plastic neutral retailer in the world and is committed to being 100% plastic-free by 2025. For more information, visit www.grove.com.

On December 7, 2021, Grove and VGII, entered into the Agreement and Plan of Merger, as amended, that will result in Grove becoming a public company. Upon closing of the transaction, the combined company will continue to operate under the Grove name and will be listed on the NYSE under the new “GROV” ticker symbol.

Additional Information and Where to Find It

In connection with the proposed business combination, VGII filed with the SEC a registration statement on Form S-4 on January 18, 2022 (as amended on March 10, 2022) containing a preliminary proxy statement and a preliminary prospectus of VGII, and after the registration statement is declared effective, VGII will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. VGII’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Grove, VGII and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of VGII as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Virgin Acquisition Corp. II, 65 Bleecker Street, 6th Floor, New York, New York 10012.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Participants in the Solicitation

VGII, Grove and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VGII’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of VGII’s shareholders in connection with the proposed business combination will be set forth in VGII’s registration statement on Form S-4, including a proxy statement/prospectus, which VGII filed with the SEC on January 18, 2022 (as amended on March 10, 2022). Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of VGII’s directors and officers in VGII’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by VGII, which will include the proxy statement / prospectus of VGII for the proposed business combination.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of VGII and Grove in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on VGII and Grove as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting VGII or Grove will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the VGII stockholders will approve the transaction, regulatory approvals, product and service acceptance, and that, Grove will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of VGII’s filings with the SEC, and in VGII’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to VGII and Grove as of the date hereof, and VGII and Grove assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Relations Contact:

Alexis Tessier

ir@grove.co

Media Relations Contact:

Meika Hollender

pr@grove.co